Exhibit 10.54

Execution Version

ELEVENTH AMENDMENT TO THE

RECEIVABLES FINANCING AGREEMENT

This ELEVENTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of January 13, 2023, is entered into by and among the following parties:

(i)	AROP FUNDING, LLC (“Borrower”), as Borrower;
(ii)	ALLIANCE COAL, LLC, as initial Servicer; and
(iii)	PNC CAPITAL MARKETS LLC, a Pennsylvania limited liability company, as Structuring Agent; and
(iv)	PNC BANK, NATIONAL ASSOCIATION (“PNC”), as LC Bank, LC Participant, Lender and Administrative Agent.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.

BACKGROUND

A.The parties hereto have entered into a Receivables Financing Agreement, dated as of December 5, 2014 (as amended, restated, supplemented or otherwise modified through to the date hereof, the “Receivables Financing Agreement”).

B.Concurrently herewith, the parties hereto are entering into an Amended and Restated Fee Letter (the “Fee Letter”) dated as of the date hereof.

C.The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.Amendments to the Receivables Financing Agreement.  The Receivables Financing Agreement is hereby amended as follows:

(a)the definition of “Credit Agreement” set forth in Section 1.01 of the Receivables Financing Agreement is amended by restating in its entirety as follows:

(i)“Credit Agreement” means the Credit Agreement, dated as of January 13, 2023, among Alliance Coal LLC, as borrower, the lenders from time to time party thereto, the letter of credit issuing banks from time to time party thereto and the Credit Agreement Administrative Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(b)the definition of “Credit Agreement Administrative Agent” set forth in Section 1.01 of the Receivables Financing Agreement is amended by restating in its entirety as follows:

(i)“Credit Agreement Administrative Agent” means PNC Bank, National Association, as administrative agent and/or collateral agent under the Credit Agreement.

(c)the definition of “No-Petition Letter” set forth in Section 1.01 of the Receivables Financing Agreement is amended by restating in its entirety as follows:

(i)“No-Petition Letter” means that certain Letter Agreement re Pledge of SPV Interests, entered into, or to be entered into, in connection with the Eleventh Amendment to this Agreement, by and among the Credit Agreement Administrative Agent, the Administrative Agent and the other parties thereto.

Notwithstanding the foregoing, until such time as the Credit Agreement is entered and becomes effective, the defined terms “Credit Agreement”, “Credit Agreement Administrative Agent” and “No-Petition Letter” shall continue to have the meanings in effect prior to giving effect to the foregoing amendments to such defined terms.

(d)the definition of “Scheduled Termination Date” set forth in Section 1.01 of the Receivables Financing Agreement is amended by deleting the date “January 13, 2023” where it appears therein and substituting “January 12, 2024” therefor.

(e)each of Sections 7.01(e) and 7.02(e) of the Receivables Financing Agreement is amended by adding the following sentence to the end of such Section:

Without limiting the foregoing, the receivables securitization program evidenced by this Agreement and the other Transaction Documents is (and has been at all times on and after January 13, 2023) permitted and incurred pursuant to Section 5.02(b)(xi) of the Credit Agreement.

(f)the following new clause (aa) is added to the end of Section 8.01 of the Receivables Financing Agreement:

(aa)Credit Agreement Carve-Out.  The Borrower shall at all times cause the receivables securitization program evidenced by this Agreement and the other Transaction Documents to be permitted and incurred pursuant to Section 5.02(b)(xi) of the Credit Agreement. The Borrower shall not permit Section 5.02(b)(xi) of the Credit Agreement to be amended, removed or otherwise modified, except with the Administrative Agent’s prior written consent.

(g)the following new clause (o) is added to the end of Section 8.02 of the Receivables Financing Agreement:

(o)Credit Agreement Carve-Out.  The Servicer shall at all times cause the receivables securitization program evidenced by this Agreement and the other Transaction Documents to be permitted and incurred pursuant to Section 5.02(b)(xi) of the Credit Agreement.  The Servicer shall not permit Section 5.02(b)(xi) of the Credit Agreement to be amended, removed or otherwise modified, except with the Administrative Agent’s prior written consent.

(h)Section 10.01(f) of the Receivables Financing Agreement is amended by restating sub-clause (ii) thereof in its entirety as follows:

(ii)the Days’ Sales Outstanding shall exceed 50 days;

SECTION 2.Representations and Warranties of the Borrower and Servicer.  The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.

(b)Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)No Event of Default.  No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 3.Effect of Amendment; Ratification.  All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein.  The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4.Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of (a) counterparts of this Amendment and the Related Agreements executed by each of the parties hereto and thereto and (b) the renewal fee owing under the Fee Letter.

SECTION 5.Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 7.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.GOVERNING LAW AND JURISDICTION.

THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).

EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT

SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.  EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 9.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

AROP FUNDING, LLC

By:	/s/ CARY P. MARSHAL
Name: Cary P. Marshall
Title: Vice President – Corporate Finance and Treasurer

ALLIANCE COAL, LLC, as the Servicer

By:	/s/ CARY P. MARSHAL
Name: Cary P. Marshall
Title: Vice President – Corporate Finance and Treasurer

Eleventh Amendment to Receivables Financing Agreement

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ DERIC BRADFORD
Name: Deric Bradford
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as LC Bank and as an LC Participant

By:	/s/ DERIC BRADFORD
Name: Deric Bradford
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ DERIC BRADFORD
Name: Deric Bradford
Title: Senior Vice President

Eleventh Amendment to Receivables Financing Agreement

PNC CAPITAL MARKETS LLC, as a Structuring Agent

By:	/s/ DERIC BRADFORD
Name: Deric Bradford
Title: Managing Director

Eleventh Amendment to Receivables Financing Agreement